FEBRUARY 14, 2024
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SMALL CAP GROWTH HLS FUND SUMMARY PROSPECTUS
DATED MAY 1, 2023, AS SUPPLEMENTED TO DATE
HARTFORD HLS FUNDS PROSPECTUS
DATED MAY 1, 2023, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Small Cap Growth HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
At a meeting held February 13-14, 2024, the Board of Directors of Hartford HLS Series Fund II, Inc. (the “Company”) approved the reorganization of Hartford Small Cap Growth HLS Fund (the “Fund”), a series of the Company, into a newly created “shell” series of Hartford Series Fund, Inc. (the “Shell Fund”). The Shell Fund will be identical to the Fund, except for its registrant, and the Fund and the Shell Fund have the same Board of Directors. The reorganization is designed to create operational and administrative efficiencies by having all of the Hartford HLS Funds under the same registrant. It is anticipated that immediately before the opening of business on April 29, 2024, all of the assets and liabilities of the Fund will be transferred to the Shell Fund solely in exchange for shares of the Shell Fund. The Fund will distribute the shares of the Shell Fund received in the exchange to its shareholders, and then the Fund will be liquidated. The reorganization does not require the approval of shareholders. The reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7653
February 2024